UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2021

KINTARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37823	99-0360497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12707 High Bluff Dr., Suite 200

San Diego, CA 92130

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 350-4364

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KTRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

As described under Proposal 2 of Item 5.07 of this Current Report, on June 25, 2021, the stockholders of Kintara Therapeutics, Inc. (the “Company”) voted at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to approve an amendment to the Company’s articles of incorporation, as amended (the “Articles of Incorporation”), to increase the number of authorized shares of common stock, par value of $0.001 per share (“Common Stock”) from 95,000,000 shares to 175,000,000 shares. The Articles of Incorporation were amended by deleting Article 2 thereof in its entirety and inserting the following:

NUMBER OF SHARES WITH PAR VALUE:

175,000,000 COMMON - $0.001 PAR VALUE

5,000,000 PREFERRED - $0.001 PAR VALUE

The Certificate of Amendment to the Articles of Incorporation as filed with the Secretary of State of the State of Nevada on June 25, 2021 is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 25, 2021, the Company held its Annual Meeting. The matters voted on at the Annual Meeting were: (i) the election of directors, (ii) adoption of an amendment to the Articles of Incorporation to increase the number of shares of the Company’s Common Stock available for issuance thereunder from 95,000,000 to 175,000,000 shares, (iii) an advisory vote on executive compensation, (iv) adoption of an amendment to the Company’s 2017 Omnibus Equity Incentive Plan (the “2017 Plan”) to increase the number of shares of the Company’s Common Stock available for issuance under the 2017 Plan from 6,700,000 to 13,000,000 shares, and (v) the ratification of the appointment of the Company’s independent registered public accounting firm.

The voting results for each item of business voted upon at the Annual Meeting were as follows:

1.

The proposal to elect the following nominees, Robert E. Hoffman, Saiid Zarrabian, Robert J. Toth, Jr., Laura Johnson, Keith Murphy and Tamara A. Seymour, as directors of the Company to hold office until the next annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

	FOR	WITHHELD	BROKER NON-VOTES
Robert E. Hoffman	24,486,301	765,456	7,512,235
Saiid Zarrabian	25,006,296	245.461	7,512,235
Robert J. Toth, Jr.	24,443,127	808,630	7,512,235
Laura Johnson	25,078,740	173,017	7,512,235
Keith Murphy	23,215,687	2,036,070	7,512,235
Tamara A. Seymour	25,068,677	183,080	7,512,235

The stockholders elected each nominee as a director of the Company.

2.

The votes cast with respect to the proposal to adopt an amendment to the Articles of Incorporation to increase the number of shares of Common Stock available for issuance thereunder from 95,000,000 to 175,000,000 shares were as follows:

FOR	AGAINST	ABSTAIN
29,428,300	3,255,012	80,680

The stockholders approved the proposal to adopt the amendment to the Articles of Incorporation.

3.	The votes cast with respect to the proposal to hold an advisory vote on executive compensation were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,979,494	1,022,103	250,160	7,512,235

The stockholders approved the executive compensation for the Company’s named executive officers on an advisory basis.

4.

The votes cast with respect to the proposal to adopt an amendment to the 2017 Plan to increase the number of shares of Common Stock available for issuance under the 2017 Plan from 6,700,000 to 13,000,000 shares were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
22,952,147	2,129,060	170,550	7,512,235

The stockholders approved the proposal to adopt the amendment to the 2017 Plan.

5.

The votes cast with respect to the proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2021 were as follows:

FOR	AGAINST	ABSTAIN
32,184,736	173,813	405,443

The stockholders approved the proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	The Certificate of Amendment to the Articles of Incorporation, as amended, of Kintara Therapeutics, Inc., dated June 25, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINTARA THERAPEUTICS, INC.

Date: June 25, 2021	By:	/s/ Scott Praill
Scott Praill
Chief Financial Officer